Exhibit 10.1

CKSS ASSOCIATES

SALE AND PURCHASE OF PARTNERSHIP INTERESTS

JUNE 25, 2001

AGREEMENT FOR SALE AND PURCHASE

OF PARTNERSHIP INTERESTS

dated June 25, 2001

among

KAJIMA DEVELOPMENT CORPORATION

SUMITOMO CORPORATION

SUMITOMO CORPORATION OF AMERICA

as “Sellers”

CENTRAL PACIFIC BANK

as “Purchaser”

CPB PROPERTIES, INC.

as “CPB Properties”

DOCUMENTS

TABLE OF CONTENTS

1.                                       AGREEMENT FOR SALE AND PURCHASE OF PARTNERSHIP INTERESTS dated June 25, 2001 among Kajima Development Corporation, Sumitomo Corporation and Sumitomo Corporation of America, as Sellers, and Central Pacific Bank, as Purchaser, and CPB Properties, Inc., as CPB Properties

2.                                       ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST dated June 12, 2001 By Kajima Development Corporation; Consent, dated June 25, 2001, by CPB Properties, Inc.; Acceptance, by Central Pacific Bank

3.                                       ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST dated June 25, 2001 By Sumitomo Corporation; Consent, dated June 25, 2001, by CPB Properties, Inc.; Acceptance, by Central Pacific Bank

4.                                       ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST dated June 15, 2001 By Sumitomo Corporation of America; Consent, dated June 25, 2001, by CPB Properties, Inc.; Acceptance, by Central Pacific Bank

AGREEMENT FOR SALE AND PURCHASE

OF PARTNERSHIP INTERESTS

                THIS AGREEMENT is entered into as of the 25th day of June, 2001, by and among KAJIMA DEVELOPMENT CORPORATION, with an office at 901 Corporate Center Dr., Suite 104, Monterey Park, CA 91754 (“Kajima”); SUMITOMO CORPORATION, with an office at 8-11, Harumi 1-Chome, Chuo-ku, Tokyo, 104-8610, Japan (“Sumitomo”); and SUMITOMO CORPORATION OF AMERICA, with an office at 6 Concourse Parkway, Suite 2150, Atlanta, GA 30328 (“SCOA”) (collectively, Kajima, Sumitomo and SCOA are hereinafter referred to as “Sellers”); and CENTRAL PACIFIC BANK, with an office at 220 South King Street, Honolulu, Hawaii 96813 (“Purchaser”); and CPB PROPERTIES, INC., with an office at 220 South King Street, Suite 1501, Honolulu, Hawaii 96813 (“CPB Properties”).

RECITALS:

A.                                   Kajima and CPB Properties are the general partners, and Sumitomo and SCOA are the limited partners, of that certain Hawaii limited partnership known as CKSS Associates (the “Partnership”), established pursuant to a Limited Partnership Agreement dated as of July 1, 1981, as amended.

B.                                     Purchaser is the parent company of CPB Properties, Inc.

C.                                     The Partnership is engaged in the business of development and ownership of commercial real estate, principally in Honolulu, Hawaii.

D.                                    Sellers own, in the aggregate, fifty percent (50%) of the equity of the Partnership.  Their respective interests (collectively, “Sellers’ Interests”) are as follows:

Kajima	16.54123%
Sumitomo	25.18816%
SCOA	8.27061%
Total	50.00000%

E.                                      Sellers desire to sell to Purchaser and Purchaser desires to purchase from Sellers all of Sellers’ Interests in accordance with the terms of this Agreement.

                NOW, THEREFORE, the parties agree as follows:

                1.  Price.  The price to be paid by Purchaser to Sellers in consideration for all of the right, title and interest in and to Sellers’ Interests, including but not limited to Sellers’ capital interests and shares of the Partnership’s goodwill and future income, shall be EIGHTEEN MILLION FIVE HUNDRED TWENTY-THREE THOUSAND ONE HUNDRED SIXTY-SIX AND 47/100 UNITED STATES DOLLARS (US$18,523,166.47) (the “Purchase Price”), which shall be paid in full at Closing (as such term is hereinafter defined in paragraph 9).  In addition to the Purchase Price, Purchaser shall assume and become liable for all liabilities existing as of the day of Closing in accordance with paragraph 2, which liabilities are estimated to be US$15,167,882.36.  The portion of such liabilities attributable to the Sellers’ Interests is estimated to be US$7,583,941.18.  The Purchase Price shall be allocated among the Sellers in proportion to their respective Sellers’ Interests, as follows:

Kajima	$6,127,919.14
Sumitomo	$9,331,289.61
SCOA	$3,063,957.72
Total	$18,523,166.47

                2.  Allocation of Purchase Price.  The parties hereby agree that the Purchase Price shall be allocated among the assets of the Partnership attributable to Sellers’ Interests as follows:

Partnership Asset
Cash	1,142,941.97
Total Receivable from Tenants	494,530.58
Land, Buildings and Equipments	50,000,000.00
Total Deferred Cost	395,548.91
Total Other Assets	181,193.83
Total partnership Assets	52,214,219.29
Attributable to Sellers’ Interest (50%): A	26,107,109.65

Partnership Liabilities	15,167,882.36
Attributable to Sellers’ Interest (50%): B	7,583,941.18

Purchase Price: A - B	$18,523,166.47

                Sellers and Purchaser mutually agree that none of such parties shall take a position on any tax return that is inconsistent with such allocation.

                3.  Responsibility for Taxes on Share of Profits.  Each party shall be responsible for any and pay all income taxes on its share of the profits of the Partnership for the fiscal period ending May 31, 2001, which profits are included in the above consideration.

                4.  Continuation of Partnership Business.  It is the intention of Purchaser, immediately following Closing, to continue to carry on the business of the Partnership, in partnership with CPB Properties, Inc.

                5.  Release and Indemnification of Sellers.  Purchaser hereby covenants, which covenant shall survive the Closing, in addition to assuming and becoming liable for all Partnership debts and liabilities as of Closing, to indemnify and hold harmless Sellers from such debts and liabilities.  Further, Purchaser shall use its best efforts to obtain releases of Sellers from liability for all Partnership debts.

                6.  Mutual Release.  Except to the extent otherwise set forth herein, CPB Properties and Sellers mutually release and discharge each other of all past and present claims and obligations whatsoever arising prior to and including the Closing date as between the Partnership and the partners and as between each of the partners.  In addition to and notwithstanding the foregoing, the parties acknowledge that Sumitomo and SCOA are limited partners of the Partnership, and, as such, are not liable for the acts or omissions of the general partners or for any debts, obligations or liabilities of the Partnership.

                7.  Required Amendments.  Sellers shall have prepared and timely filed, at Sellers’ sole cost and expense, all necessary amendments, reports and other documents required by law in order to evidence the transfer of the Sellers’ Interests contemplated hereunder.

                8.  Representations and Warranties of Sumitomo and SCOA.  As limited partners of the Partnership, Sumitomo and SCOA represent and warrant that they have not participated in the management, nor by any act or omission created any debts, obligations or liabilities, in behalf of the Partnership.

                9.  Purchaser’s Representations and Warranties: Closing Obligations.  Purchaser represents and warrants that it has obtained all approvals and performed all obligations as may be necessary or desirable to enable it to consummate the purchase of Sellers’ Interests as contemplated hereunder.

                10.  Closing.  The consummation of the purchase and sale of Sellers’ Interests as contemplated hereunder (“Closing”) shall occur at 10 o’clock in the morning on June 25, 2001 (Hawaii Standard Time), at the law offices of Devens, Nakano, Saito, Lee, Wong & Ching, 220 South King Street, Suite 1600, Honolulu, Hawaii 96813, or at such other time or place or on such other date as may be mutually agreed upon in writing by Sellers and Purchaser; provided, however, that in no event shall Closing take place after September 30, 2001.  At Closing, Purchaser shall pay to Sellers the Purchase Price, by wire transfer or certified check of immediately available funds, in accordance with Sellers’ written payment instructions, and Sellers shall deliver to Purchaser any and all instruments necessary for transfer and assignment of Sellers’ Interests to Purchaser.

                11.  Announcements, etc.  Each of the parties to this Agreement shall have the right, subject to the prior written approval of the other parties, to issue a public statement announcing the sale or purchase of the Partnership Interests as contemplated herein; provided, however, that no disclosure shall be made of the commercial terms of the transactions contemplated hereby.  Purchaser shall effect appropriate withdrawal of Sellers’ registration as members of the Partnership and for that purpose Sellers will execute any and all necessary documents.

                12.  Binding Effect.  The Agreement shall inure to the benefit of and be binding upon the parties to the Agreement and their respective successors and permitted assigns.

                13.  Nonassignability.  This Agreement and any rights pursuant hereto shall not be assignable by any party without the prior written consent of the other parties.

                14.  Applicable Law.  This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Hawaii.

                15.  Termination.  This Agreement may be terminated at any time:

(a)                                  by mutual consent of Sellers and Purchaser;

(b)                                 by Purchaser or any of the Sellers if any court of competent jurisdiction in the United States shall have issued an order, stay, injunction or decree preventing the transaction contemplated by this Agreement, and if either (x) such other, stay, injunction or decree shall become final and non-appealable of (y) such order, stay, injunction or decree shall remain unlifted for thirty (30) days;

(c)                                  by Purchaser, if there has been a violation or breach by Sellers of any material representation, warranty, covenant or obligation contained in this Agreement (including but not limited to the obligation to close by no later than September 30, 2001) that has not been remedied by them or waived by Purchaser; or

(d)                                 by Sellers, if there has been a violation or breach by Purchaser of any material representation, warranty, covenant or obligation contained in this Agreement (including but not limited to the obligation to close by no later than September 30, 2001) that has not been remedied by them or waived by Sellers.

If a party hereto shall terminate this Agreement pursuant to the provisions hereof, such termination shall be effected by written notice to the other party.

                16.  Equitable Relief.  Sellers and Purchaser acknowledge that they would not have an adequate remedy at law for money damages in the event that this Agreement is not performed in accordance with its terms and therefore agree that the parties hereto shall be entitled to, in addition to any other remedy or relief available at law or equity, specific enforcement, and injunctive relief to prevent any violation, of the terms hereof.

                17.  Time of Essence.  Time is of the essence in this Agreement.

                18.  Counterparts.  The parties hereto agree that this instrument may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same agreement, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts.  For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

                19.  Entire Agreement.  This Agreement, including any exhibits and attachments hereto, embodies the entire agreement and understanding of the parties with respect to the subject matter hereof.  There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein.  This Agreement supersedes all prior discussions, agreements and undertakings between the parties with respect to the subject matter hereof.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KAJIMA DEVELOPMENT CORPORATION

By	/s/ Takashi Ito
Takashi Ito
Its President
Seller

STATE OF CALIFORNIA	)
	:	SS.
COUNTY OF Los Angeles	)

                On this 12th day of June, 2001, before me appeared TAKASHI ITO, to me personally known, who, being by me duly sworn, did say that he is the President of KAJIMA DEVELOPMENT CORPORATION, a Delaware corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

/s/ Linda Chen
Printed/Typed Name:	Linda Chen

Notary Public, State of California
My commission expires:

(signatures and acknowledgments continued)

SUMITOMO CORPORATION
By	/s/ Takishi Kano
Takashi Kano
Its General Manager
Seller

Registration No.  379  of  2001

NOTARIAL CERTIFICATE

This is to certify that Mr. Takashi Kano, General Manager Building & Overseas Real Estate Business Department of Sumitomo Corporation Swore before me, in accordance with legal procedure, that the statement in the attached instrument is truthful, and he signed the document in my presence.

Dated this 14th day of June, 2001.

/s/ Masayuki Watanabe
Masayuki Watanabe Notary, attached to The Tokyo Legal Affairs Bureau. No.1 - 10, Nihonbashi, Kabuto - cho, Chuo - ku,Tokyo, Japan.

CERTIFICATE

This is to certify that the signature affixed above has been provided by Notary, duly authorized by the Tokyo Legal Affairs Bureau and that the  Official Seal appearing on the same is genuine.

Date	Jun. 14, 2001
Toshiaki HOUKIN Director of the Tokyo Legal Affairs Bureau

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.  Country:  JAPAN

     This public document

2.  has been signed by    Toshiaki HOUKIN

3.  acting in the capacity of Director of the Tokyo Legal Affairs Bureau

4.  bears the seal/stamp of

Certified

5.  at Tokyo                                                                                                   6.  JUN. 14. 2001

7.  by the Ministry of Foreign Affairs

8.  01  —  No    002165

9.  Seal/stamp:                                                                 10.  Signature:

/s/ T. Mochizuki
Takeshi MOCHIZUKI
For the Minister for Foreign Affairs

(signatures and acknowledgments continued)

SUMITOMO CORPORATION OF AMERICA

By	/s/ Y. Awakawa
Yutaka Awakawa
Its Vice President
Seller

STATE OF GEORGIA	)
	:	SS.
COUNTY OF Fulton	)

                On this 15 day of JUNE, 2001, before me appeared YUTAKA AWAKAWA, to me personally known, who, being by me duly sworn, did say that he is the Vice President of SUMITOMO CORPORATION OF AMERICA, a New York corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

/s/ Amy L. Adams

Printed/Typed Name:	Amy L. Adams
Notary Public, State of Georgia
My commission expires:
Notary Public, Fulton County, Georgia
My commission Expires April 28, 2002

(signatures and acknowledgments continued)

CENTRAL PACIFIC BANK

By	/s/ J. Saito
JOICHI SAITO
Its Chairman and Chief Executive Officer
Purchaser

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared JOICHI SAITO, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of CENTRAL PACIFIC BANK, a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S.
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

(signatures and acknowledgments continued)

CPB PROPERTIES, INC.

By	/s/ N. Shibuya
Naoaki Shibuya
Its President

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared NAOAKI SHIBUYA, to me personally known, who, being by me duly sworn, did say that he is the President of CPB PROPERTIES, INC., a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S.
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

dated June 12, 2001

By:  KAJIMA DEVELOPMENT CORPORATION

CONSENT

dated June 25, 2001

By:  CPB PROPERTIES, INC.

ACCEPTANCE

By:  CENTRAL PACIFIC BANK

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

                KAJIMA DEVELOPMENT CORPORATION, of Monterey Park, California, hereinafter called “Assignor”, for and in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration to it paid by CENTRAL PACIFIC BANK, whose post office address is 220 South King Street, Honolulu, Hawaii, hereinafter called “Assignee”, the receipt of which is hereby acknowledged, does by these presents sell, assign, transfer, set over and deliver unto Assignee, its successors and assigns, all of Assignor’s 16.54123% general partnership interest in and to that certain partnership known as CKSS Associates, a Hawaii Limited Partnership, under that certain Limited Partnership Agreement dated July 1, 1981.

                TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.

                IN WITNESS WHEREOF, the Assignor has hereunto executed these presents this 12th day of June, 2001.

KAJIMA DEVELOPMENT CORPORATION

By	/s/ Takashi Ito
Takashi Ito
Its President

STATE OF CALIFORNIA	)
	:	SS.
COUNTY OF Los Angeles	)

                On this 12th day of June, 2001, before me appeared TAKASHI ITO, to me personally known, who, being by me duly sworn, did say that he is the President of KAJIMA DEVELOPMENT CORPORATION, a Delaware corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

/s/ Linda Chen

Printed/Typed Name:	Linda Chen
Notary Public, State of California
My commission expires: 9/24/01

CONSENT

                The undersigned, being the sole remaining general partner of CKSS Associates, a Hawaii limited partnership, hereby consents to Kajima Development Corporation assigning all of its general partnership interest to Central Pacific Bank.

                DATED, this 25th day of June, 2001.

CPB PROPERTIES, INC.

By	/s/ N. Shibuya
Naoaki Shibuya
Its President

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared NAOAKI SHIBUYA, to me personally known, who, being by me duly sworn, did say that he is the President of CPB PROPERTIES, INC., a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S.
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ACCEPTANCE

                The undersigned, CENTRAL PACIFIC BANK, Assignee of the partnership interest of KAJIMA DEVELOPMENT CORPORATION, Assignor, hereby accepts the assignment of general partnership interest of the Limited Partnership Agreement of CKSS Associates, dated July 1, 1981.

CENTRAL PACIFIC BANK

By	/s/ J Saito
JOICHI SAITO
Its Chairman and Chief Executive Officer

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared JOICHI SAITO, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of CENTRAL PACIFIC BANK, a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S.
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

dated June 25, 2001

By:  SUMITOMO CORPORATION

CONSENT

dated June 25, 2001

By:  CPB PROPERTIES, INC.

ACCEPTANCE

By:  CENTRAL PACIFIC BANK

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

                SUMITOMO CORPORATION, of Tokyo, Japan, hereinafter called “Assignor”, for and in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration to it paid by CENTRAL PACIFIC BANK, whose post office address is 220 South King Street, Honolulu, Hawaii, hereinafter called “Assignee”, the receipt of which is hereby acknowledged, does by these presents sell, assign, transfer, set over and deliver unto Assignee, its successors and assigns, all of Assignor’s 25.18816% limited partnership interest in and to that certain partnership known as CKSS Associates, a Hawaii Limited Partnership, under that certain Limited Partnership Agreement dated July 1, 1981.

                TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.

                IN WITNESS WHEREOF, the Assignor has hereunto executed these presents this 25th day of June, 2001.

SUMITOMO CORPORATION

By	/s/ T. Kano
Takashi Kano
Its General Manager

Seller

Registration No.  380  of 2001

NOTARIAL CERTIFICATE

This is to certify that Mr. Takashi Kano, General Manager Building & Overseas Real Estate Business Department of Sumitomo Corporation swore before me, in accordance with legal procedure, that the statement in the attached instrument is truthful, and he signed the document in my presence.

Dated this 14th day of June, 2001.

/s/ Masayski Watanabe
Masayski Watanabe
Notary, attached to
The Tokyo Legal Affairs Bureau.
No. 1-10, Nihonbashi, Kabuto - cho,
Chuo - ku, Tokyo, Japan.

CERTIFICATE
This is to certify that the signature affixed above has been provided by Notary, duly authorized by the Tokyo Legal Affairs Bureau and that the Official Seal appearing on the same is genuine.
Date JUN. 14. 2001
Toshiaki HOUKIN
Director of the Tokyo Legal Affairs Bureau

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.  Country:  JAPAN

     This public document

2.  has been signed by    Toshiaki HOUKIN

3.  acting in the capacity of Director of the Tokyo Legal Affairs Bureau

4.  bears the seal/stamp of

Certified

5.  at Tokyo                                                                       6.  JUN. 14. 2001

7.  by the Ministry of Foreign Affairs

8.  01  —  No    002169

9.  Seal/stamp:                                                                 10.  Signature:

/s/ T. Mochizuki
Takeshi MOCHIZUKI
For the Minister for Foreign Affairs

CONSENT

                The undersigned, being the sole remaining general partner of CKSS Associates, a Hawaii limited partnership, hereby consents to Sumitomo Corporation assigning all of its limited partnership interest to Central Pacific Bank.

                DATED, this 25th day of June, 2001.

CPB PROPERTIES, INC.

By	/s/ N. Shibuya
Naoaki Shibuya
Its President

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared NAOAKI SHIBUYA, to me personally known, who, being by me duly sworn, did say that he is the President of CPB PROPERTIES, INC., a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S.
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ACCEPTANCE

                The undersigned, CENTRAL PACIFIC BANK, Assignee of the partnership interest of SUMITOMO CORPORATION, Assignor, hereby accepts the assignment of limited partnership interest of the Limited Partnership Agreement of CKSS Associates, dated July 1, 1981.

CENTRAL PACIFIC BANK

By	/s/ J Saito
JOICHI SAITO
Its Chairman and Chief Executive Officer

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared JOICHI SAITO, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of CENTRAL PACIFIC BANK, a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S
/s/ Margaret E Lui.

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

dated June 15, 2001

By:  SUMITOMO CORPORATION OF AMERICA

CONSENT

dated June 25, 2001

By:  CPB PROPERTIES, INC.

ACCEPTANCE

By:  CENTRAL PACIFIC BANK

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

                SUMITOMO CORPORATION OF AMERICA (“SCOA”), of Atlanta, Georgia, hereinafter called “Assignor”, for and in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration to it paid by CENTRAL PACIFIC BANK, whose post office address is 220 South King Street, Honolulu, Hawaii, hereinafter called “Assignee”, the receipt of which is hereby acknowledged, does by these presents sell, assign, transfer, set over and deliver unto Assignee, its successors and assigns, all of Assignor’s 8.27061% limited partnership interest in and to that certain partnership known as CKSS Associates, a Hawaii Limited Partnership, under that certain Limited Partnership Agreement dated July 1, 1981.

                TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.

                IN WITNESS WHEREOF, the Assignor has hereunto executed these presents this 15th day of June, 2001.

By	/s/ Y. Awakawa
Yutaka Wakawa
Its Vice President

STATE OF GEORGIA	)
	:	SS.
COUNTY OF Fulton	)

                On this 15 day of JUNE, 2001, before me appeared YUTAKA AWAKAWA, to me personally known, who, being by me duly sworn, did say that he is the Vice President of SUMITOMO CORPORATION OF AMERICA, a New York corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

/s/ Amy L. Adams
Printed/Typed Name:	Amy L. Adams
Notary Public, State of Georgia
My commission expires:	Notary Public, Fulton County, Georgia
My Commission Expires April 28, 2002

CONSENT

                The undersigned, being the sole remaining general partner of CKSS Associates, a Hawaii limited partnership, hereby consents to Sumitomo Corporation of America assigning all of its limited partnership interest to Central Pacific Bank.

                DATED, this 25th day of June, 2001.

CPB PROPERTIES, INC.

By	/s/ N. Shibuya
Naoaki Shibuya
Its President

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared NAOAKI SHIBUYA, to me personally known, who, being by me duly sworn, did say that he is the President of CPB PROPERTIES, INC., a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04

ACCEPTANCE

                The undersigned, CENTRAL PACIFIC BANK, Assignee of the partnership interest of SUMITOMO CORPORATION OF AMERICA, Assignor, hereby accepts the assignment of limited partnership interest of the Limited Partnership Agreement of CKSS Associates, dated July 1, 1981.

CENTRAL PACIFIC BANK

By	/s/ J Saito
JOICHI SAITO
Its Chairman and Chief Executive Officer

STATE OF HAWAII	)
	:	SS.
CITY AND COUNTY OF HONOLULU	)

                On this 25th day of JUNE, 2001, before me appeared JOICHI SAITO, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of CENTRAL PACIFIC BANK, a Hawaii corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of said corporation.

L.S
/s/ Margaret E Lui

Printed/Typed Name:	Margaret E. Lui
Notary Public, State of Hawaii
My commission expires: 2/19/04